Exhibit 99.9(a)

                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated of April 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), EverBank, as seller (the "Seller"), and acknowledged by EverHome Mortgage Company ("EverHome"), LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-6AR (the "Trust").

                                   RECITALS

         WHEREAS MSMCI, the Seller has entered into a certain Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 7, 2005 (as amended or modified to the date hereof, the "Purchase Agreement"), pursuant to the terms of which MSMCI has acquired certain Mortgage Loans;

         WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreements and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

         WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1. Assignment and Assumption

         (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

                MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreements which are not the Specified Mortgage Loans.

         (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

         (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective


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ownership interests of the Depositor and the Trustee in the Specified Mortgage
Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

         2. Recognition of Trustee

         (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

         (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreements. Accordingly, the right of MSMCI to consent to any amendment of the Agreements and its rights concerning waivers as set forth in the Agreements shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreements with respect thereto, solely by the Trustee as assignee of MSMCI.

         (c) It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") among the Depositor, Wells Fargo Bank, National Association, as securities administrator and master servicer and the Trustee, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

         3. Representations and Warranties

         (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreements or this Assignment.

         (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

         (c) Each of the Depositor, MSMCI and the Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors'



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rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (d) The Seller hereby restates, as of April 28, 2006 (the "Closing Date"), the representations and warranties set forth in sections 9.01 and 9.02 of the Purchase Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreements, to and for the benefit of the Depositor, the securities administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date; provided, however, that instead of the representation and warranty set forth in Subsection 9.02(b), the Seller hereby represents and warrants that as of the Closing Date, none of the Specified Mortgage Loans are contractually past due by more than 30 days.

         4. Future Covenants

         (a) With respect to the Specified Mortgage Loans, the Seller agrees to undertake the obligations of the Interim Servicer under Subsections 8.03(c) and 8.04 of the Purchase Agreement.

         (b) The Seller hereby agrees to provide written notice in compliance with Subsection 8.03(c) of the Purchase Agreement to Wells Fargo Bank, National Association, as Master Servicer, substantially in the form of Exhibit II to this Agreement.

         (c) The following paragraph is hereby incorporated into the Purchase Agreement as new Subsection 8.05:

         "Third Party Beneficiary. For purposes of this Agreement, any master servicer appointed in connection with a Reconstitution by the Owner shall be considered a third party beneficiary to this Agreement (including but not limited to Subsections 8.01, 8.03 and 8.04 hereof) with respect to the Specified Mortgage Loans entitled to all the rights and benefits accruing to any master servicer herein with respect to the Specified Mortgage Loans as if it were a direct party to this Agreement."

         5. Continuing Effect

         Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with its terms.

         6. Governing Law

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         7. Notices

         Any notices or other communications permitted or required under the Agreements to be made to the Depositor, MSMCI, the Seller and the Trustee shall be made in accordance with the terms of the Agreements and shall be sent to the Depositor and Trustee as follows:



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         In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-6AR

         With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

         In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-6AR

         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-6AR

         In the case of the Seller:

                  EverBank
                  8100 Nations Way
                  Jacksonville, Florida  32256


or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreements.

         8. Ratification

         Except as modified and expressly amended by this Assignment, the Agreements are in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

         9. Counterparts

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         10. Definitions



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         Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreements.

                           [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                     MORGAN STANLEY MORTGAGE CAPITAL INC.


                                     By:  /s/  Valerie Kay
                                        --------------------------------
                                        Name:  Valerie Kay
                                        Title: VP

                                     MORGAN STANLEY CAPITAL I INC.


                                     By:  /s/  Valerie Kay
                                        --------------------------------
                                        Name:  Valerie Kay
                                        Title: VP

                                     EVERBANK


                                     By:  /s/ James F. Hamby
                                        --------------------------------
                                        Name:  James F. Hamby
                                        Title: Senior Vice President,
                                               Secondary Marketing



Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-6AR


By: /s/ Christopher Lewis
----------------------------------
Name:   Christopher Lewis
Title:  Assistant VP


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                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]



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                                  EXHIBIT II


Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-6AR - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2006-6AR


RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 4(b) of the Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006, among Morgan Stanley Capital I Inc., as Depositor, EverBank, Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ]. Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                        [NAME OF PARTY]

                                        as [role]


                                        By: _____________________________

                                            Name:

                                            Title: